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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934

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Filed by a Party other than the Registrant ☐
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

GRANAHAN MCCOURT ACQUISITION CORPORATION
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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 GRANAHAN MCCOURT ACQUISITION CORPORATION
179 Stony Brook Road
Hopewell, New Jersey 08525

TO THE STOCKHOLDERS OF GRANAHAN MCCOURT ACQUISITION CORPORATION:

        You are cordially invited to attend a special meeting of stockholders of Granahan McCourt Acquisition Corporation (the "Company" or "GMAC") to be held on November 17, 2008. At this meeting, you will be asked to approve the dissolution and Plan of Liquidation of the Company, as contemplated by the Company's amended and restated certificate of incorporation, since the Company will not be able to complete an initial business combination within the required time period for it to do so. Upon dissolution, the Company will, pursuant to a Plan of Liquidation, discharge its liabilities, wind up its affairs and distribute to its stockholders who own shares of the Company's common stock issued as part of the units sold in the Company's initial public offering, who we refer to as the "public stockholders," their respective pro rata portion of the trust account in which the net proceeds of the Company's initial public offering were deposited (the "Trust Account"), as contemplated by the Company's amended and restated certificate of incorporation and the Company's initial public offering prospectus. The record date for the special meeting is October 31, 2008. Record holders of the Company's common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting.

        THIS MEETING IS PARTICULARLY SIGNIFICANT IN THAT STOCKHOLDERS MUST APPROVE THE COMPANY'S DISSOLUTION AND LIQUIDATION IN ORDER FOR THE COMPANY TO BE AUTHORIZED TO DISTRIBUTE THE PROCEEDS HELD IN THE TRUST ACCOUNT TO THE COMPANY'S PUBLIC STOCKHOLDERS. IT IS IMPORTANT THAT YOU VOTE YOUR SHARES AT THIS SPECIAL MEETING.

        The Company was incorporated in Delaware on July 10, 2006 as a blank check company formed for the purpose of acquiring, or acquiring control of, one or more assets or operating businesses in the telecommunications and media industries through a merger, capital stock exchange, asset or stock acquisition or other similar business combination. A registration statement for the initial public offering was declared effective on October 18, 2006. On October 24, 2006, the Company sold 11,250,000 units in its initial public offering, with each unit consisting of one share of common stock, $0.0001 par value per share, and one warrant. Each warrant entitled the holder to purchase from the Company one share of its common stock at an exercise price of $6.00 per share subject to the terms of the warrant agreement. The units began public trading on October 19, 2006, and the Company's common stock and warrants started trading separately on November 27, 2006. The Company received net proceeds of $87,150,000 from the initial public offering and the sale of warrants to David C. McCourt in a private placement. Of those net proceeds, approximately $85,050,000 (plus an additional $3,600,000 in deferred underwriters' discount) was placed in a trust account to be used in connection with a business combination or to be returned to the Company's public stockholders if an initial business combination was not completed within eighteen months from the consummation of the initial public offering, or within twenty four months if a letter of intent, agreement in principle or definitive agreement relating to a business combination was executed by the Company within such eighteen-month period, all as set forth in the Company's amended and restated certificate of incorporation. On April 24, 2008, the Company entered into an agreement and plan of merger with Pro Brand International, Inc. ("PBI"), pursuant to which PBI was to be merged with a wholly owned subsidiary of the Company. The agreement and plan of merger was amended on September 3, 2008 (we refer to such agreement, as so amended, as the "merger agreement"). The Company filed its definitive proxy statement/prospectus regarding the proposed merger with the Securities and Exchange Commission (the "SEC") on October 2, 2008. On October 21, 2008, the Company held a special meeting of stockholders to vote on the proposed merger. At the special meeting, the proposal to merge with PBI was not approved by the Company's stockholders. On October 28, 2008, the Company and PBI mutually agreed to terminate the merger agreement and release each other from all liabilities and obligations arising out of or connected to the merger agreement and the transactions contemplated by the merger agreement. The Company's board of directors (the "Board of Directors" or "Board") is now proposing the dissolution and Plan of

Liquidation because the Company did not consummate a business combination within the required time frame, and the Company is now required to dissolve and liquidate as provided in its amended and restated certificate of incorporation.

        The Plan of Liquidation included as Annex A to the enclosed proxy statement provides for the discharge of the Company's liabilities and the winding up of its affairs, including distribution to the public stockholders of the principal and accumulated interest (net of any income or other tax obligations relating to the income from the assets in the Trust Account) in the Trust Account (including the deferred portion of the underwriters' discount held in the Trust Account following the consummation of the Company's initial public offering). The Company's stockholders who purchased an aggregate of 2,812,500 shares of common stock issued prior to the Company's initial public offering, which includes all of the Company's officers and directors (who we refer to as the "initial stockholders"), have waived their interest in any such distribution and will not receive any of it.

        Stockholder approval of the Company's dissolution is required by Delaware law, under which the Company is organized. Stockholder approval of the Plan of Liquidation is designed to comply with relevant provisions of U.S. federal income tax laws. The affirmative vote of a majority of the Company's outstanding common stock will be required to approve the dissolution and Plan of Liquidation. Our Board of Directors has unanimously approved the Company's dissolution, deems it advisable and recommends that you approve the dissolution and Plan of Liquidation. The initial stockholders have advised the Company that they support the Company's dissolution and will vote in favor of its approval. Our Board intends to approve the Plan of Liquidation, as required by Delaware law, immediately following stockholder approval of the dissolution.

        As of October 31, 2008, the Company had accrued and unpaid liabilities of approximately $1,566,000, excluding an aggregate of $2,250,000 loaned to the Company by Mr. McCourt, and cash outside the Trust Account of approximately $188,000. With respect to the $2,250,000 he loaned to the Company, Mr. McCourt has waived any claim against any of the funds in the Trust Account or any funds distributed from the Trust Account. The Company currently has no accrued and unpaid income or other tax obligations relating to the income from the assets in the Trust Account.

        David C. McCourt, our Chairman, President and Chief Executive Officer, has agreed to be personally liable for and indemnify the Company against any and all loss, liability, claims, damage and expense whatsoever to which the Company may become subject as a result of (i) any claim by any vendor or service provider who is owed money by the Company for services rendered or products sold to the Company, or (ii) any claim by any acquisition target, but in each case only to the extent (a) such vendor, service provider, or acquisition target, has not executed a waiver of rights or claims to the Trust Account, and (b) necessary to ensure that any such loss, liability, damage or expense does not reduce the amount of funds in the Trust Account (or, in the event that such claim arises after the distribution of the Trust Account, to the extent necessary to ensure that the Company's former stockholders other than Mr. McCourt are not liable for any amount of such loss, liability, claim, damage or expense). Mr. McCourt's indemnification obligation does not apply to claims under the Company's indemnification of the underwriters of its initial public offering against certain liabilities, including liabilities under the Securities Act of 1933. In the event the Company's assets held outside the Trust Account are insufficient to pay the costs and expenses of dissolution and liquidation of the Company, Mr. McCourt will cover any additional costs and expenses of dissolution and liquidation, except for any special, indirect or consequential costs or expenses, such as litigation pertaining to the Company's dissolution and liquidation.

        Mr. McCourt is expected to assume the approximately $1,566,000 of liabilities outstanding as of October 31, 2008, which amount will be reduced to the extent the Company has assets outside of the Trust Account that are used to satisfy such liabilities.

        Mr. McCourt has confirmed to the Company that he expects to meet his obligations, and is currently negotiating with the Company's creditors regarding satisfaction of those liabilities, which he expects to complete prior to the special meeting. If he fails to meet his obligations, however, under Delaware law, public stockholders could be required to return a portion of the distributions they receive pursuant to the Plan of Liquidation up to their pro rata share of the liabilities not so discharged, but not in excess of the total amounts received by them from the Company. Since Mr. McCourt's obligations are not collateralized or guaranteed, the Company cannot assure you that Mr. McCourt will perform his obligations, or that stockholders would be able to enforce these obligations.

        After careful consideration of all relevant factors, the Company's Board of Directors has unanimously determined that the Company's dissolution is fair to and in the best interests of the Company and its stockholders, has declared it advisable, and recommends that you vote or give instruction to vote "FOR" the dissolution and Plan of Liquidation.

        The Board also recommends that you vote or give instruction to vote "FOR" adoption of the proposal to authorize the Company's Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve the Company's dissolution.

        Enclosed is a notice of special meeting and proxy statement containing detailed information concerning the Plan of Liquidation and the special meeting. WHETHER OR NOT YOU PLAN TO ATTEND THE SPECIAL MEETING, WE URGE YOU TO READ THIS MATERIAL CAREFULLY AND VOTE YOUR SHARES.

        I look forward to seeing you at the meeting.

Sincerely,

David C. McCourt President, Chief Executive Officer and Chairman

 GRANAHAN MCCOURT ACQUISITION CORPORATION
179 Stony Brook Road
Hopewell, New Jersey 08525

NOTICE OF SPECIAL MEETING OF STOCKHOLDERS
TO BE HELD NOVEMBER 17, 2008

TO THE STOCKHOLDERS OF GRANAHAN MCCOURT ACQUISITION CORPORATION:

        NOTICE IS HEREBY GIVEN that a special meeting of stockholders of Granahan McCourt Acquisition Corporation, a Delaware corporation (the "Company"), will be held at 10:00 a.m., Eastern time, on November 17, 2008, at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022, for the sole purpose of considering and voting upon the following proposals:

          1.     dissolution and Plan of Liquidation proposal—to approve the dissolution of the Company and the proposed Plan of Liquidation in, or substantially in, the form of Annex A to the accompanying proxy statement; and

          2.     adjournment proposal—to authorize the Company's Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve the foregoing proposal.

        Under Delaware law and the Company's amended and restated bylaws, no other business may be transacted at the meeting.

        The Board of Directors has fixed the close of business on October 31, 2008 as the date for determining the Company stockholders entitled to receive notice of and vote at the special meeting and any adjournment thereof. Only holders of record of the Company's common stock on that date are entitled to have their votes counted at the special meeting or any adjournment. A list of stockholders entitled to vote at the meeting will be available for inspection at the offices of the Company and at the special meeting.

         Your vote is important.    Please sign, date and return your proxy card as soon as possible to make sure that your shares are represented at the special meeting. If you are a stockholder of record, you may also cast your vote in person at the special meeting. If your shares are held in an account at a brokerage firm or bank, you must instruct your broker or bank how to vote your shares, or you may cast your vote in person at the special meeting by presenting a proxy obtained from your brokerage firm or bank. YOUR FAILURE TO VOTE OR INSTRUCT YOUR BROKER OR BANK HOW TO VOTE WILL HAVE THE SAME EFFECT AS VOTING AGAINST THE DISSOLUTION AND PLAN OF LIQUIDATION.

        The Company's Board of Directors unanimously recommends that you vote "FOR" approval of each proposal.

By Order of the Board of Directors,

David C. McCourt
 President, Chief Executive Officer and Chairman

November 4, 2008

 GRANAHAN MCCOURT ACQUISITION CORPORATION
PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS

        A special meeting of stockholders of Granahan McCourt Acquisition Corporation (the "Company") will be held at 10:00 a.m., Eastern time, on November 17, 2008, at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022. At this important meeting, you will be asked to consider and vote upon the following proposals:

          1.     dissolution and Plan of Liquidation proposal—to approve the dissolution of the Company and the proposed Plan of Liquidation in, or substantially in, the form of Annex A to this proxy statement; and

          2.     adjournment proposal—to authorize the Company's Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve the foregoing proposal.

        Under Delaware law and the Company's amended and restated bylaws, no other business may be transacted at the meeting.

        This proxy statement contains important information about the meeting and the proposals. Please read it carefully and vote your shares.

        The "record date" for the special meeting is October 31, 2008. Record holders of the Company's common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 14,062,500 outstanding shares of the Company's common stock, of which 11,250,000 were issued in the Company's initial public offering and 2,812,500 were issued to the Company's initial stockholders, including all of its directors and officers, before the initial public offering (who we refer to as the "initial stockholders"), and each of which entitles its holder to one vote per proposal at the special meeting. The Company's warrants do not have voting rights.

        This proxy statement is dated November 4, 2008 and is first being mailed to stockholders on or about November 4, 2008.

i

 SUMMARY OF THE PLAN OF LIQUIDATION

        At the special meeting, you will be asked to approve the dissolution and Plan of Liquidation of the Company, as contemplated by the Company's amended and restated certificate of incorporation.

        The following describes briefly the material terms of the proposed dissolution and Plan of Liquidation of the Company. This information is provided to assist stockholders in reviewing this proxy statement and considering the proposed dissolution and Plan of Liquidation, but does not include all of the information contained herein and may not contain all of the information that is important to you. To understand fully the dissolution and Plan of Liquidation being submitted for stockholder approval, you should carefully read this proxy statement, including the accompanying copy of the Plan of Liquidation attached as Annex A, in its entirety.

        If the dissolution is approved, we will:

  •
  file a certificate of dissolution with the Delaware Secretary of State;

  •
  adopt a Plan of Liquidation in, or substantially in, the form of Annex A to this proxy statement by board action in compliance with Delaware law;

  •
  establish a contingency reserve for the satisfaction of any known or potential liabilities, consisting of the indemnification obligations of Mr. McCourt provided to the Company at the time of its initial public offering; and

  •
  pay or adequately provide for the payment of our liabilities (excluding the aggregate $2,250,000 loaned to the Company by Mr. McCourt), including (i) any existing liabilities for taxes and to providers of professional and other services, (ii) expenses of the dissolution and liquidation, and (iii) the distribution of proceeds of the Trust Account to the Company's public stockholders in accordance with the Company's amended and restated certificate of incorporation.

        We expect to make a liquidating distribution to the public stockholders from the Trust Account as soon as practicable following the filing of our certificate of dissolution with the Delaware Secretary of State after stockholder approval of the dissolution and Plan of Liquidation and adoption of the Plan of Liquidation by our Board of Directors. The Company and its officers and directors are currently negotiating with the Company's creditors regarding the satisfaction of the Company's other liabilities, which it expects to accomplish, concurrently with such liquidating distribution, with the proceeds of payments made from its contingency reserve, consisting of the indemnification obligations of Mr. McCourt. As the Company does not have any material assets beyond the amount held in the Trust Account, we do not anticipate that any additional distributions to stockholders will be made. However, the Company intends to pursue any applicable federal or state tax refunds arising out of its recently terminated acquisition and its other business activities from inception through dissolution. To the extent the Company is successful in obtaining such refunds, any funds obtained will be distributed by the Company in accordance with the Plan of Liquidation.

        As a result of the Company's liquidation, for U.S. federal income tax purposes, stockholders will recognize a gain or loss equal to the difference between (i) the value of cash or other property distributed to them (including distributions to any liquidating trust), less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) their tax basis in shares of the Company's common stock. You should consult your tax advisor as to the tax effects of the Plan of Liquidation and the Company's dissolution in your particular circumstances.

        Under Delaware law, stockholders will not have dissenters' rights in connection with the dissolution and Plan of Liquidation.

        Under Delaware law, if we distribute to public stockholders the proceeds currently held in the Trust Account, but fail to pay or make adequate provision for our liabilities, each of the Company's public stockholders could be held liable for amounts due to the Company's creditors to the extent of the stockholder's pro rata share of the liabilities not so discharged, but not in excess of the total amount received by such stockholder.

        As of October 31, 2008, the Company had accrued and unpaid liabilities of approximately $1,566,000, excluding an aggregate of $2,250,000 loaned to the Company by Mr. McCourt, and cash outside the Trust Account of approximately $188,000. With respect to the $2,250,000 he loaned to the Company, Mr. McCourt has waived any claim against any of the funds in the Trust Account or any funds distributed from the Trust Account. The Company currently has no accrued and unpaid income or other tax obligations relating to the income from the assets in the Trust Account.

        Mr. McCourt, has agreed to be personally liable for and indemnify the Company against any and all loss, liability, claims, damage and expense whatsoever to which the Company may become subject as a result of (i) any claim by any vendor or service provider who is owed money by the Company for services rendered or products sold to the Company, or (ii) any claim by any acquisition target, but in each case only to the extent (a) such vendor, service provider, or acquisition target, has not executed a waiver of rights or claims to the Trust Account, and (b) necessary to ensure that any such loss, liability, damage or expense does not reduce the amount of funds in the Trust Account (or, in the event that such claim arises after the distribution of the Trust Account, to the extent necessary to ensure that the Company's former stockholders other than Mr. McCourt are not liable for any amount of such loss, liability, claim, damage or expense). Mr. McCourt's indemnification obligation does not apply to claims under the Company's indemnification of the underwriters of its initial public offering against certain liabilities, including liabilities under the Securities Act of 1933. In the event the Company's assets held outside the Trust Account are insufficient to pay the costs and expenses of dissolution and liquidation of the Company, Mr. McCourt will cover any additional costs and expenses of dissolution and liquidation, except for any special, indirect or consequential costs or expenses, such as litigation pertaining to the Company's dissolution and liquidation.

        Mr. McCourt is expected to assume the approximately $1,566,000 of liabilities outstanding as of October 31, 2008, which amount will be reduced to the extent the Company has assets outside of the Trust Account that are used to satisfy such liabilities.

        Mr. McCourt has confirmed to the Company that he expects to meet these obligations and is currently negotiating with the Company's creditors regarding satisfaction of the Company's liabilities, which he expects to complete prior to the special meeting. If he fails to meet his obligations, however, under Delaware law, the Company's public stockholders could be required to return a portion of the distributions they receive pursuant to the Plan of Liquidation up to their pro rata share of the liabilities not so discharged, but not in excess of the total amounts received by them from the Company. Since Mr. McCourt's obligations are not collateralized or guaranteed, the Company cannot assure you that Mr. McCourt will perform his obligations, or that stockholders would be able to enforce these obligations.

        If our stockholders do not vote to approve our dissolution and Plan of Liquidation, our Board of Directors will explore what, if any, alternatives are available for the future of the Company. The Board believes, however, that there are no viable alternatives to the Company's dissolution and liquidation pursuant to the Plan of Liquidation.

        After careful consideration of all relevant factors, the Company's Board of Directors has unanimously determined that the dissolution and Plan of Liquidation of the Company are advisable, and are fair to and in the best interests of the Company and its stockholders. The Board has unanimously approved such dissolution and Plan of Liquidation and recommends that you approve them.

CAUTION REGARDING FORWARD-LOOKING STATEMENTS

        This proxy statement contains certain forward-looking statements, including statements concerning our expectations, beliefs, plans, objectives and assumptions about the value of the Company's net assets, the anticipated liquidation value per share of the Company's common stock, and the timing and amounts of any distributions of liquidation proceeds to stockholders. These statements are often, but not always, made through the use of words or phrases such as "believe," "will likely result," "expect," "will continue," "anticipate," "estimate," "intend," "plan," "project," "would" and similar words and phrases. The Company intends such forward-looking statements to be covered by the safe harbor provisions for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995, and includes this statement for purposes of invoking those provisions. Forward-looking statements involve known and unknown risks, uncertainties and other important factors that could cause the Company's actual results, performance or achievements, or other subjects of such statements, to differ materially from the Company's expectations regarding such matters expressed or implied by those statements. These factors include the risks that we may incur additional liabilities, that the amount required for the settlement of our liabilities could be higher than expected, and that we may not meet the anticipated timing for the dissolution and/or the consummation of the Plan of Liquidation, as well as the other factors set forth under the caption "Risk Factors" and elsewhere in this proxy statement. All of such factors could reduce the amount available for, or affect the timing of, distributions to our stockholders, and could cause other actual outcomes to differ materially from those expressed in any forward-looking statements made in this proxy statement. You should therefore not place undue reliance on any such forward-looking statements. Although the Company believes that the expectations reflected in the forward-looking statements contained in this proxy statement are reasonable, we cannot guarantee future events or results. Except as required by law, the Company undertakes no obligation to update publicly any forward-looking statements for any reason, even if new information becomes available or other events occur.

 QUESTIONS AND ANSWERS ABOUT THE SPECIAL
MEETING AND THE PLAN

        These questions and answers are only summaries of the matters they discuss. Please read this entire proxy statement.

Q.
What is being voted on at the special meeting?

A.
You are being asked to vote upon proposals to:

•
Approve the dissolution of the Company and the proposed Plan of Liquidation in, or substantially in, the form of Annex A to this proxy statement, which is sometimes referred to as the dissolution proposal; and

•
Authorize the Company's Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve the dissolution proposal, which is sometimes referred to as the adjournment proposal. Under Delaware law and the Company's amended and restated bylaws, no other business may be transacted at the special meeting.

Q.
Why is the Company proposing the dissolution and Plan of Liquidation?

A.
The Company was incorporated in Delaware on July 10, 2006 as a blank check company formed for the purpose of acquiring, or acquiring control of, one or more assets or operating businesses in the telecommunications and media industries through a merger, capital stock exchange, asset or stock acquisition or other similar business combination. The Company received net proceeds of $87,150,000 from its initial public offering and the sale of warrants to David C. McCourt in a private placement. Of those net proceeds, approximately $85,050,000 (plus an additional $3,600,000 attributable to a deferred underwriters' discount) was placed in a trust account to be used in connection with a business combination or to be returned to the Company's public stockholders if an initial business combination was not completed within eighteen months from the consummation of the initial public offering, or within twenty four months if a letter of intent, agreement in principle or definitive agreement relating to a business combination was executed by the Company within such eighteen-month period, all as set forth in the Company's amended and restated certificate of incorporation. The Company's Board of Directors is now proposing the dissolution and Plan of Liquidation because the Company did not consummate a business combination within the required time frame, and the Company is now required to dissolve and liquidate as provided in its amended and restated certificate of incorporation.

Q.
How will the liquidation of the Company be accomplished?

A.
The liquidation of the Company will be effected pursuant to the terms of the Plan of Liquidation. The Plan of Liquidation provides for the discharge of the Company's liabilities and the winding up of its affairs, including distribution to the public stockholders of the principal and accumulated interest, net of any income or other tax obligations relating to the income from the assets in the Trust Account (including the amount representing the deferred portion of the underwriters' fee held in the Trust Account following the consummation of the initial public offering). The Company's stockholders who purchased an aggregate of 2,812,500 shares of common stock issued prior to the Company's initial public offering, which includes all of the Company's officers and directors (who we refer to as the "initial stockholders"), have waived their interest in any such distribution and will not receive any of it. Stockholder approval of the Company's dissolution is required by Delaware law, under which the Company is organized. Stockholder approval of the Plan of Liquidation is designed to comply with relevant provisions of U.S. federal income tax laws. The affirmative vote of a majority of the Company's outstanding common stock will be required to approve the dissolution and Plan of Liquidation. Our Board of Directors has unanimously approved the Company's dissolution, deems it advisable and recommends that you approve the dissolution and Plan of Liquidation. The Board of Directors intends to approve the Plan of Liquidation, as required by Delaware law, immediately following stockholder approval of the dissolution and Plan of Liquidation.

Q.
How do the Company's initial stockholders intend to vote their shares at the special meeting?

A.
The Company's initial stockholders have advised the Company that they support the dissolution and Plan of Liquidation and will vote for their approval, together with approval of the adjournment proposal.

Q.
What vote is required to adopt the proposals?

A.
Approval of the Company's dissolution and Plan of Liquidation will require the affirmative vote of holders of a majority of the Company's outstanding common stock. Approval of the adjournment proposal requires the affirmative vote of holders of a majority of the Company's common stock that are represented in person or by proxy and are entitled to vote at the special meeting.

Q.
Why should I vote for the proposals?

A.
Stockholder approval of the Company's dissolution is required by Delaware law and stockholder approval of the Plan of Liquidation is designed to comply with relevant provisions of U.S. federal income tax laws. If the dissolution and Plan of Liquidation is not approved, the Company will not be authorized to dissolve and liquidate, and will not be authorized to distribute the funds held in the Trust Account to the public stockholders.

Q.
Who is entitled to receive the liquidating distributions?

A.
The record date for the holders of the Company's common stock entitled to receive liquidating distributions will be the close of business on the date of the filing of the certificate of dissolution of the Company. You must continue to hold shares through such date to be entitled to receive a pro rata portion of the Trust Account.

Q.
How much will I be entitled to receive if the dissolution and Plan of Liquidation is approved?

A.
As of October 31, 2008, the Company had approximately $93,826,000 held in the Trust Account. The Company currently has no accrued and unpaid income or other tax obligations relating to the income from the assets in the Trust Account. If a liquidation were to have occurred on such date, the Company estimates that the entire amount of approximately $93,826,000, or approximately $8.34 per share, held in the Trust Account would have been distributed to the public stockholders. However, we cannot assure you that the amount actually available for distribution will not be reduced, whether as a result of the claims of additional creditors, the failure of Mr. McCourt to satisfy his indemnification obligations, or otherwise. See "Risk Factors."

Q.
What happens if the dissolution and Plan of Liquidation is not approved?

A.
Under the Company's amended and restated certificate of incorporation, the Company must be dissolved as promptly as practicable after October 24, 2008 because the Company did not consummate a qualified business combination before such date. If the dissolution and Plan of Liquidation are not approved, the Company will not be authorized to dissolve and liquidate, and will not be authorized to distribute the funds held in the Trust Account to the public stockholders. If sufficient votes to approve the dissolution and Plan of Liquidation are not available at the special meeting, or if a quorum is not present in person or by proxy, our Board of Directors or our Chairman may seek to adjourn or postpone the meeting to continue to seek such approval.

Q.
If the dissolution and Plan of Liquidation are approved, what happens next?

A.
We will:

•
file a certificate of dissolution with the Delaware Secretary of State;

  •
  adopt the Plan of Liquidation by Board action in compliance with Delaware law;

  •
  conclude our negotiations with creditors and pay or adequately provide for the payment of the Company's liabilities;

  •
  distribute the proceeds of the Trust Account to the public stockholders, less any income or other tax obligations relating to the income from the assets in the Trust Account; and

  •
  otherwise effectuate the Plan of Liquidation.

Q.
If I am not going to attend the special meeting in person, should I return my proxy card instead?

A.
Yes. After carefully reading and considering the information in this proxy statement, please complete and sign your proxy card. Then return it in the enclosed envelope as soon as possible, so that your shares may be represented at the special meeting.

Q.
What will happen if I abstain from voting or fail to vote at the special meeting?

A.
If you do not vote or do not instruct your broker how to vote, it will have the same effect as voting against the dissolution and Plan of Liquidation proposal but will have no effect on the adjournment proposal, assuming that a quorum for the special meeting is present. If you "abstain" from voting, it will have the same effect as voting against each of the dissolution and Plan of Liquidation proposal and the adjournment proposal.

Q.
What do I do if I want to change my vote prior to the special meeting?

A.
Send a later-dated, signed proxy card to the Company prior to the date of the special meeting, or attend the special meeting in person and vote. Your attendance alone will not revoke your proxy. You also may revoke your proxy by sending a notice of revocation to the Company at the address of the Company's corporate headquarters, prior to the special meeting.

Q.
If my shares are held in "street name" by my broker, will my broker vote them for me?

A.
No. Your broker can vote your shares only if you provide instructions on how to vote. You should instruct your broker to vote your shares, following the directions provided by your broker.

Q.
Can I still sell my shares?

A.
Yes, you may sell your shares at this time. If you sell shares before, or purchase shares after, the record date for the special meeting, you will not be entitled to vote those shares at the special meeting. In addition, you will only be entitled to receive a pro rata portion of the Trust Account with respect to those shares held by you as of the record date for the distribution which will be the date of the filing of the certification of dissolution of the Company. Delaware law restricts transfers of our common stock once a certificate of dissolution has been filed with the Delaware Secretary of State, which we expect will occur promptly after approval of the Company's dissolution by stockholders at the special meeting. Thereafter and until trading on the American Stock Exchange is halted through termination of registration or delisting, we believe that any trades of the Company's shares will be tracked and marked with a due bill by The Depository Trust Company.

Q.
What will happen to my warrants in connection with the dissolution and liquidation of the Company?

A.
The Company's warrants will expire and become worthless upon dissolution of the Company. No distributions will be made to warrant holders pursuant to the Plan of Liquidation.

Q.
Who can help answer my questions?

A.
If you have questions, you may write or call Granahan McCourt Acquisition Corporation, P.O. Box AQ, Princeton, New Jersey 08525, (609) 333-1200, Attention: Ellyn M. Ito, Chief Administrative Officer.

 THE SPECIAL MEETING

        The Company is furnishing this proxy statement to its stockholders as part of the solicitation of proxies by the Board of Directors for use at the special meeting in connection with the proposed dissolution and Plan of Liquidation of the Company. This proxy statement provides you with information you need to know to vote or instruct your vote to be cast at the special meeting.

Date, Time and Place

        We will hold the special meeting at 10:00 a.m. Eastern time, on November 17, 2008, at the offices of Debevoise & Plimpton LLP, 919 Third Avenue, New York, NY 10022, to vote on the proposals to approve the Company's dissolution and Plan of Liquidation and the adjournment proposal.

Purpose of the Special Meeting

        At the special meeting, holders of the Company's common stock will be asked to approve the Company's dissolution and Plan of Liquidation and the adjournment proposal.

Recommendation of the Company's Board of Directors

        The members of the Company's Board of Directors (i) have unanimously determined that the proposed dissolution and Plan of Liquidation of the Company are advisable, and are fair to and in the best interests of the Company and its stockholders, (ii) have unanimously approved the dissolution and Plan of Liquidation and (iii) unanimously recommend that the Company's stockholders vote "FOR" the dissolution and Plan of Liquidation.

        The Board of Directors also recommends that you vote or give instruction to vote "FOR" adoption of the adjournment proposal to permit the Company's Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve the dissolution proposal.

        The special meeting has been called only to consider approval of the dissolution and Plan of Liquidation proposal and the adjournment proposal. Under Delaware law and the Company's amended and restated bylaws, no other business may be transacted at the special meeting.

Record Date; Who Is Entitled to Vote

        The "record date" for the special meeting is October 31, 2008. Record holders of the Company's common stock at the close of business on the record date are entitled to vote or have their votes cast at the special meeting. On the record date, there were 14,062,500 outstanding shares of the Company's common stock, of which 11,250,000 were originally issued in the Company's initial public offering and 2,812,500 were issued prior to our initial public offering and are held by our initial stockholders. Each share of the Company's common stock entitles its holder to one vote per proposal at the special meeting. The Company's warrants do not have voting rights.

        The initial stockholders have advised the Company that they will vote "FOR" the Company's dissolution and Plan of Liquidation and the adjournment proposal.

Quorum; Vote Required

        A majority of the outstanding common stock of the Company, present in person or by proxy, will be required to constitute a quorum for the transaction of business at the special meeting, other than adjournment to seek a quorum. Approval of the dissolution and Plan of Liquidation proposal will require the affirmative vote of holders of a majority of the Company's outstanding common stock.

Approval of the adjournment proposal will require the affirmative vote of holders of a majority of the Company's common stock present or represented by proxy at the special meeting and entitled to vote.

        ABSTAINING FROM VOTING OR NOT VOTING, EITHER IN PERSON OR BY PROXY OR BY VOTING INSTRUCTION, WILL HAVE THE SAME EFFECT AS A VOTE AGAINST THE DISSOLUTION AND PLAN OF LIQUIDATION PROPOSAL.

Voting Your Shares

        Each share of common stock that you own in your name entitles you to one vote per proposal. Your proxy card shows the number of shares you own.

        There are two ways to vote your shares of the Company's common stock at the special meeting:

  •
  You can vote by signing and returning the enclosed proxy card.  If you vote by proxy card, your "proxies," whose names are listed on the proxy card, will vote your shares as you instruct on the proxy card. If you sign and return the proxy card, but do not give instructions on how to vote your shares, your shares will be voted as recommended by the Company's Board "FOR" the dissolution and Plan of Liquidation proposal and the adjournment proposal. Votes received after a matter has been voted upon at the special meeting will not be counted.

  •
  You can attend the special meeting and vote in person.  We will give you a ballot at the special meeting. However, if your shares are held in the name of your broker, bank or another nominee, you must present a proxy from the broker, bank or other nominee. That is the only way we can be sure that the broker, bank or nominee has not already voted your shares.

Adjournment or Postponement

        If the adjournment proposal is approved at the special meeting, the Company may adjourn or postpone the special meeting if necessary to solicit further proxies. In addition, the Company may adjourn or postpone the special meeting as set forth in the Company's amended and restated certificate of incorporation or amended and restated bylaws or as otherwise permitted by law.

Who Can Answer Your Questions About Voting Your Shares

        If you have any questions about how to vote or direct a vote in respect of your common stock, you may call Ellyn M. Ito, the Company's Chief Administrative Officer, at (609) 333-1200.

No Additional Matters May Be Presented at the Special Meeting

        The special meeting has been called only to consider the adoption of the dissolution and Plan of Liquidation proposal and the adjournment proposal. Under the Company's bylaws, other than procedural matters incident to the conduct of the meeting, no other matters may be considered at the special meeting if they are not included in the notice of the special meeting.

Revoking Your Proxy and Changing Your Vote

        If you give a proxy, you may revoke it at any time before it is exercised by doing any one of the following:

  •
  You may send another proxy card with a later date;

  •
  You may notify Ellyn M. Ito, the Company's Chief Administrative Officer, in writing before the special meeting that you have revoked your proxy; or

  •
  You may attend the special meeting, revoke your proxy, and vote in person.

        If your shares are held in "street name," consult your broker for instructions on how to revoke your proxy or change your vote. If an executed proxy card is returned by a broker or bank holding shares that indicates that the broker or bank does not have discretionary authority to vote on the proposals, the shares will be considered present at the meeting for purposes of determining the presence of a quorum, but will not be considered to have been voted on the proposals. Your broker or bank will vote your shares only if you provide instructions on how to vote by following the information provided to you by your broker.

Abstentions and Broker Non-Votes

        If your broker holds your shares in its name and you do not give the broker voting instructions, under the rules of the American Stock Exchange, your broker may not vote your shares on any of the proposals to be considered at the special meeting. This is referred to as a "broker non-vote." Broker non-votes are considered present for the purposes of establishing a quorum for purposes of the special meeting. If you do not vote or do not instruct your broker how to vote, it will have the same effect as voting against the dissolution and Plan of Liquidation proposal but it will have no effect on the adjournment proposal. If you "abstain" from voting, it will have the same effect as voting against each of the dissolution and Plan of Liquidation proposal and the adjournment proposal.

         No Dissenters' Rights.    Under Delaware law, stockholders are not entitled to dissenters' rights in connection with the Company's dissolution and Plan of Liquidation.

Solicitation Costs

        The Company is soliciting proxies on behalf of the Company's Board of Directors. This solicitation is being made by mail but the Company and its directors, officers, employees and consultants may also solicit proxies in person or by telephone or other electronic means. These persons will not be paid for doing this.

        The Company has not hired a firm to assist in the proxy solicitation process but may do so if it deems this assistance desirable. The Company will pay all fees and expenses related to the retention of any proxy solicitation firm.

        The Company will ask banks, brokers and other institutions, nominees and fiduciaries to forward its proxy materials to their principals and to obtain their authority to execute proxies and voting instructions. The Company will reimburse them for their reasonable expenses.

Stock Ownership

        Information concerning the holdings of certain of the Company's stockholders is set forth under "Beneficial Ownership of Securities."

 RISK FACTORS

        You should carefully consider the following risk factors, together with all of the other information included in this proxy statement, before you decide whether to vote or instruct your vote to be cast to adopt the dissolution and Plan of Liquidation proposal and the adjournment proposal.

We may not meet the anticipated timing for the dissolution and Plan of Liquidation.

        Promptly following the special meeting, if our stockholders approve the Company's dissolution and Plan of Liquidation, we intend to file a certificate of dissolution with the Delaware Secretary of State and wind up our business promptly thereafter. We expect that we will make the liquidation distribution of the proceeds in the Trust Account to our public stockholders as soon as practicable following the filing of our certificate of dissolution with the Delaware Secretary of State after approval of the dissolution by the stockholders. We do not expect that there will be any additional assets remaining for distribution to stockholders after payment, provision for payment or compromise of our liabilities and obligations. There are a number of factors that could delay our anticipated timetable, including the following:

  •
  delays in the payment, or arrangement for payment or compromise, of our remaining liabilities or obligations;

  •
  lawsuits or other claims asserted against us; and

  •
  unanticipated legal, regulatory or administrative requirements.

We may not be able to settle all of our obligations to creditors.

        We have current and future obligations to creditors. The Plan of Liquidation takes into account all of our known obligations and our best estimate of the amount reasonably required to satisfy such obligations. As part of the winding up process, we are in the process of settling these obligations with our creditors. We cannot assure you that we will be able to settle all of these obligations or that they can be settled for the amounts we have estimated. If we are unable to reach agreement with a creditor relating to an obligation, that creditor may bring a lawsuit against us. Mr. McCourt, has agreed to be personally liable for and indemnify the Company against any and all loss, liability, claims, damage and expense whatsoever to which the Company may become subject as a result of (i) any claim by any vendor or service provider who is owed money by the Company for services rendered or products sold to the Company, or (ii) any claim by any acquisition target, but in each case only to the extent (a) such vendor, service provider, or acquisition target, has not executed a waiver of rights or claims to the Trust Account, and (b) necessary to ensure that any such loss, liability, damage or expense does not reduce the amount of funds in the Trust Account (or, in the event that such claim arises after the distribution of the Trust Account, to the extent necessary to ensure that the Company's former stockholders other than Mr. McCourt are not liable for any amount of such loss, liability, claim, damage or expense). Mr. McCourt's indemnification obligation does not apply to claims under the Company's indemnification of the underwriters of its initial public offering against certain liabilities, including liabilities under the Securities Act of 1933. In the event the Company's assets held outside the Trust Account are insufficient to pay the costs and expenses of dissolution and liquidation of the Company, Mr. McCourt will cover any additional costs and expenses of dissolution and liquidation, except for any special, indirect or consequential costs or expenses, such as litigation pertaining to the Company's dissolution and liquidation. If Mr. McCourt does not satisfy these obligations, such creditors may seek to recover such claims from the Company's stockholders within three years of the Company's dissolution.

If our reserves for payments to creditors are inadequate, each stockholder may be liable to our creditors for a pro rata portion of their claims up to the amount distributed to such stockholder by us.

        Pursuant to Delaware law, we will continue to exist for three years after the dissolution becomes effective in order to complete the winding up of our affairs. If we fail to provide adequately for all our liabilities, each of our stockholders could be liable for payment to our creditors of the stockholder's pro rata portion of such creditors' claims up to the amount distributed to such stockholder in the liquidation.

We cannot assure you that claims will not be made against the Trust Account, the result of which could impair or delay its distribution to the public stockholders.

        The Company currently has little available funds outside the Trust Account, and must make arrangements with vendors and service providers with respect to any outstanding liabilities. The Company's creditors may seek to satisfy their claims from funds in the Trust Account if Mr. McCourt does not perform any required indemnification obligations. This could further reduce a stockholder's distribution from the Trust Account, or delay stockholder distributions.

Recordation of transfers of our common stock on our stock transfer books will be restricted as of the date fixed by the Board for filing the certificate of dissolution, and thereafter it generally will not be possible for stockholders to change record ownership of our stock.

        After dissolution, Delaware law will prohibit transfers of record of our common stock except by will, intestate succession or operation of law. We believe, however, that after dissolution any trades of shares of our common stock held in "street name" will be tracked and marked with a due bill by The Depository Trust Company.

Our Board of Directors may delay implementation of the Plan of Liquidation, even if dissolution is approved by our stockholders.

        Even if the Company's dissolution is approved by our stockholders, our Board of Directors has reserved the right, in its discretion, to delay implementation of the Plan of Liquidation if it determines that doing so is in the best interests of the Company and its stockholders. The Board is currently unaware of any circumstances under which it would do so.

If our stockholders do not approve the dissolution and Plan of Liquidation, no assurances can be given as to how or when, if ever, amounts in the Trust Account will be distributed to our stockholders.

        The amended and restated certificate of incorporation of the Company provides that the Trust Account proceeds will be distributed to the public stockholders upon the liquidation and dissolution of the Company, and Delaware law requires that the stockholders approve such liquidation and dissolution. If the Company's stockholders do not approve the dissolution and Plan of Liquidation, the Company will not have the requisite legal authority to distribute the Trust Account proceeds to stockholders. In such case, no assurance can be given as to how or when, if ever, such amounts will be distributed.

 THE DISSOLUTION AND PLAN OF LIQUIDATION PROPOSAL

        Our Board of Directors is proposing the Company's dissolution and Plan of Liquidation for approval by our stockholders at the special meeting. The Board has unanimously approved the Company's dissolution, declared it advisable and directed that it be submitted for stockholder approval at the special meeting. The Board has also approved the Plan of Liquidation and directed that it be submitted for stockholder approval, and, as required by Delaware law, intends to re-approve it immediately following stockholder approval of the dissolution and Plan of Liquidation and the filing of a certificate of dissolution with the Delaware Secretary of State. A copy of the Plan of Liquidation is attached as Annex A to this proxy statement.

        After approval of the Company's dissolution, we anticipate that our activities will be limited to actions we deem necessary or appropriate to accomplish, among other things, the following:

  •
  filing a certificate of dissolution with the Delaware Secretary of State and, thereafter, remaining in existence as a non-operating entity for three years;

  •
  adopting a Plan of Liquidation in, or substantially in, the form of Annex A to this proxy statement by Board action in compliance with Delaware law;

  •
  establishing a contingency reserve for the satisfaction of known or potential liabilities, consisting of the indemnification obligations of Mr. McCourt provided to the Company at the time of the Company's initial public offering;

  •
  giving the trustee of the Trust Account notice to commence liquidating the investments constituting the Trust Account and turning over the proceeds to the Company's transfer agent for distribution according to the Plan of Liquidation;

  •
  as provided in the Plan of Liquidation, paying, or providing for the payment of, our known liabilities (excluding an aggregate of $2,250,000 loaned to the Company by Mr. McCourt) in accordance with Delaware law, which liabilities include (i) any existing liabilities for taxes and to providers of professional and other services, (ii) expenses of the dissolution and liquidation, and (iii) our obligations to the public stockholders in accordance with the Company's amended and restated certificate of incorporation;

  •
  if there are insufficient assets to satisfy our known and unknown liabilities, paying all such liabilities according to their priority and, among claims of equal priority, ratably to the extent of assets legally available therefor;

  •
  winding up our remaining business activities;

  •
  complying with SEC filing requirements, for so long as we are required to do so; and

  •
  making tax and other regulatory filings.

        Following dissolution, although it does not currently expect to do so, our Board of Directors may, at any time, engage third parties to complete the liquidation pursuant to the Plan of Liquidation. In addition, although it does not presently anticipate that it will be necessary to do so since we do not have any material assets outside the Trust Account, the Board will be authorized to establish a liquidating trust to complete the Company's liquidation. The Company intends to pursue any applicable federal or state tax refunds arising out of its recently terminated acquisition and its other business activities from inception through dissolution. To the extent the Company is successful in obtaining such refunds, the proceeds will be applied as follows: first, to satisfy the claims against or obligations of the Company, including claims of various vendors or other entities that are owed money by us for services rendered or products sold to us; and second, the remaining proceeds, if any, will be distributed pro rata to our common stockholders in accordance with our amended and restated certificate of incorporation. Due to the timing and potential uncertainty regarding any such refunds, any such proceeds would be distributed subsequent to the distribution of principal and accumulated interest (net of any income or other tax obligations relating to the assets in the Trust Account) of the Trust Account.

        At October 31, 2008, we had approximately $188,000 of cash outside of the Trust Account and approximately $93,826,000 in marketable securities and cash in the Trust Account. As of October 31, 2008, the Company had total liabilities of approximately $1,566,000, excluding an aggregate of $2,250,000 loaned to the Company by Mr. McCourt, all of which relate to liabilities for services rendered or products sold to the Company. With respect to the $2,250,000 he loaned to the Company, Mr. McCourt has waived any claim against any of the funds in the Trust Account or any funds distributed from the Trust Account. We currently have net liabilities and obligations, excluding an aggregate of $2,250,000 loaned to the Company by Mr. McCourt, that exceed available cash outside the Trust Account by approximately $1,378,000, or approximately $0.12 per share. We expect to pay the Company's liabilities in full or, in some cases, in a reduced amount agreed to by the relevant creditor(s) pursuant to negotiations currently in progress. In addition to satisfying these liabilities, we anticipate incurring additional professional, legal and accounting fees in connection with the Company's dissolution and Plan of Liquidation. All cash for the payment of the liabilities relating to services rendered or products sold to the Company, beyond any assets of the Company outside the Trust Account, is expected to be provided by Mr. McCourt. The Company currently has no accrued and unpaid income or other tax obligations relating to the income from the assets in the Trust Account.

        OUR BOARD OF DIRECTORS HAS UNANIMOUSLY APPROVED, AND UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR", THE DISSOLUTION AND PLAN OF LIQUIDATION OF THE COMPANY.

         Dissolution under Delaware Law.    Section 275 of the Delaware General Corporation Law provides that a corporation may dissolve upon a majority vote of the board of directors of the corporation followed by a favorable vote of holders of a majority of the outstanding stock entitled to vote. Following such approval, the dissolution is effected by filing a certificate of dissolution with the Delaware Secretary of State. Once a corporation is dissolved, its existence is automatically continued for a term of three years, but solely for the purpose of winding up its business. The process of winding up includes:

  •
  prosecution and defense of any lawsuits;

  •
  settling and closing of any business;

  •
  disposition and conveyance of any property;

  •
  discharge of any liabilities; and

  •
  distribution of any remaining assets to the stockholders of the corporation.

         Principal Provisions of the Plan.    Liquidation is expected to commence as soon as practicable after approval of the Company's dissolution by stockholders at the special meeting. We do not anticipate that we will solicit any further votes of our stockholders with respect to the Plan of Liquidation. Subject to the payment, or the provision for payment, of our liabilities, we expect to distribute to our public stockholders the amounts to which they are entitled under the Company's amended and restated certificate of incorporation, consisting of the amount of the Trust Account at the record date for the special meeting, less any income or other tax obligations relating to the income from assets in the Trust Account. We do not anticipate making any other distributions to stockholders.

         Record Date of Liquidating Distribution.    The record date for the holders of the Company's common stock entitled to receive liquidating distributions will be the close of business on the date of the filing of the certificate of dissolution of the Company.

         Contingency Reserve.    We generally are required, in connection with our dissolution, to provide for payment of our liabilities. We intend to pay or provide for payment of all our known liabilities promptly after approval of the Plan of Liquidation, and to set aside a contingency reserve, consisting of the indemnification obligations of Mr. McCourt. We believe that Mr. McCourt will adequately satisfy all of our liabilities. Once we have established a contingency reserve, we would distribute to stockholders any portion thereof that our Board deems no longer to be required, although because of the nature of our limited assets and liabilities, we do not expect that any such distributions will be made.

        As of October 31, 2008, the Company had accrued and unpaid liabilities of approximately $1,566,000, excluding an aggregate of $2,250,000 loaned to the Company by Mr. McCourt, and cash outside the Trust Account of approximately $188,000. With respect to the $2,250,000 he loaned to the Company, Mr. McCourt has waived any claim against any of the funds in the Trust Account or any funds distributed from the Trust Account. The Company currently has no accrued and unpaid income or other tax obligations relating to the income from the assets in the Trust Account.

        Mr. McCourt has agreed to be personally liable for and indemnify the Company against any and all loss, liability, claims, damage and expense whatsoever to which the Company may become subject as a result of (i) any claim by any vendor or service provider who is owed money by the Company for services rendered or products sold to the Company, or (ii) any claim by any acquisition target, but in each case only to the extent (a) such vendor, service provider, or acquisition target, has not executed a waiver of rights or claims to the Trust Account, and (b) necessary to ensure that any such loss, liability, damage or expense does not reduce the amount of funds in the Trust Account (or, in the event that such claim arises after the distribution of the Trust Account, to the extent necessary to ensure that the Company's former stockholders other than Mr. McCourt are not liable for any amount of such loss, liability, claim, damage or expense). Mr. McCourt's indemnification obligation does not apply to claims under the Company's indemnification of the underwriters of its initial public offering against certain liabilities, including liabilities under the Securities Act of 1933. In the event the Company's assets held outside the Trust Account are insufficient to pay the costs and expenses of dissolution and liquidation of the Company, Mr. McCourt will cover any additional costs and expenses of dissolution and liquidation, except for any special, indirect or consequential costs or expenses, such as litigation pertaining to the Company's dissolution and liquidation. The Company currently has no accrued and unpaid income or other tax obligations relating to the income from the assets in the Trust Account.

        As of October 31, 2008, the Company had approximately $93,826,000 held in the Trust Account. If a liquidation were to have occurred on such date, the Company estimates that the entire amount of approximately $93,826,000, or approximately $8.34 per share, held in the Trust Account would have been distributed to the public stockholders.

        We will discontinue recording transfers of shares of our common stock on the date of our dissolution. Thereafter, certificates representing shares of our common stock will not be assignable or transferable on our books, except by will, intestate succession or operation of law. After that date, we will not issue any new stock certificates, except in connection with such transfers or as replacement certificates.

         Our Conduct Following Approval of the Dissolution and Adoption of the Plan of Liquidation.    Our directors and officers will not receive any compensation, other than reimbursement for expenses, for the duties that each performs in connection with our dissolution or under the Plan of Liquidation. Following approval of our dissolution by our stockholders at the special meeting, our activities will be limited to adopting the Plan of Liquidation, winding up our affairs, taking such actions as we believe may be necessary, appropriate or desirable to preserve the value of our assets, and distributing our assets in accordance with the Plan of Liquidation.

        We will indemnify our officers, directors and agents in accordance with our amended and restated certificate of incorporation and amended and restated bylaws for actions taken in connection with winding up of our affairs. Our obligation to indemnify such persons may be satisfied out of our remaining assets, which we expect will be limited to the proceeds of Mr. McCourt's indemnification obligations. The Board and the trustees of any liquidating trust may obtain and maintain such insurance as they believe may be appropriate to cover our indemnification obligations under the Plan of Liquidation. The Board has not determined whether it plans to continue to maintain director's and officers' liability insurance following the dissolution of the Company

         Potential Liability of Stockholders.    Under the Delaware General Corporation Law, in the event we fail to create adequate reserves for liabilities, or should such reserves be insufficient to satisfy the aggregate amount ultimately found payable in respect of our expenses and liabilities, each stockholder could be held liable for amounts due creditors to the extent of amounts that such stockholder received from us and from any liquidating trust under the Plan of Liquidation. Each stockholder's exposure to liability is limited to his, her or its pro rata portion of the amounts due each creditor and is capped, in any event, at the amount of the distribution actually received by such stockholder. In addition, a creditor could seek an injunction to prevent us from making distributions under the Plan of Liquidation, which could delay and/or diminish distributions to stockholders.

         Stock Certificates.    Stockholders should not forward their stock certificates before receiving instructions to do so. After such instructions are sent, stockholders of record must surrender their stock certificates to receive distributions, pending which their pro rata share of the Trust Account may be held in trust, without interest and subject to escheat laws. If a stock certificate has been lost, stolen or destroyed, the holder may be required to furnish us with satisfactory evidence of the loss, theft or destruction, together with a surety bond or other indemnity, as a condition to the receipt of any distribution.

         Exchange Act Registration.    Our common stock, warrants and units trade currently on the American Stock Exchange under the trading symbols "GHN," "GHN.WS" and "GHN.U," respectively, although we have been notified by the American Stock Exchange that the Company does not currently meet the applicable listing requirements and they intend to begin delisting procedures against the Company. If the Company is delisted from the American Stock Exchange its securities might trade in the over-the-counter market on the OTC Bulletin Board (www.otcbb.com), although no assurance can be given that such trading will take place. After dissolution, because we will discontinue recording transfers of our common stock and in view of the significant costs involved in compliance with reporting requirements and other laws and regulations applicable to public companies, the Board intends to apply to terminate the Company's registration and reporting requirements under the Securities Exchange Act of 1934, as amended. If registration is terminated, trading in the common stock on the American Stock Exchange or the OTC Bulletin Board would terminate.

         Liquidating Trusts.    Although the Board does not believe it will be necessary, we may transfer any of our remaining assets to one or more liquidating trusts, the purpose of which would be to serve as a temporary repository for the trust property prior to its disposition or distribution to our stockholders. Any liquidating trust would be evidenced by a trust agreement between the Company and the person(s) the Board chooses as trustee(s).

         Sales of Assets.    The Plan of Liquidation gives the Board the authority to sell all of our remaining assets, although the Company's assets outside the Trust Account are immaterial. Any such sale proceeds may be reduced by transaction expenses, and may be less for a particular asset than if we were not in liquidation. We do not expect any material asset sales to occur.

         Absence of Appraisal Rights.    Stockholders are not entitled to appraisal rights in connection with the Company's dissolution and Plan of Liquidation.

         Regulatory Approvals.    We do not believe that any material United States federal or state regulatory requirements must be met or approvals obtained in connection with our dissolution or the Plan of Liquidation.

         Treatment of Warrants.    There will be no distribution from the Trust Account with respect to the Company's warrants.

         Payment of Expenses.    In the discretion of our Board of Directors, we may pay brokerage, agency, professional and other fees and expenses to any person in connection with the implementation of the Plan of Liquidation.

         Votes Required and Board Recommendation.    Approval of the Company's dissolution and Plan of Liquidation requires the affirmative vote of a majority of the total number of votes entitled to be cast by all shares outstanding on the record date. The holders of common stock will vote on the matter of the approval of the Company's dissolution and Plan of Liquidation, with each holder entitled to one vote per share on the matter.

        The Company's Board of Directors believes that the Company's dissolution and Plan of Liquidation are in the best interests of our stockholders. The Board has unanimously approved the dissolution and unanimously recommends that our stockholders vote "FOR" the dissolution and Plan of Liquidation. Our initial stockholders, including all of our directors and officers, who hold, as of the record date, an aggregate of 2,812,500 outstanding shares of our common stock, have indicated that they will vote "FOR" the dissolution and Plan of Liquidation. See "Beneficial Ownership of Securities."

        Shares represented by proxy cards received in time for the special meeting that are properly signed, dated and returned without specifying choices will be voted "FOR" this proposal and the adjournment proposal.

         Certain U.S. Federal Income Tax Consequences.    The following is a discussion of material United States federal tax consequences of the Plan of Liquidation to the Company and to current holders of GMAC common stock and warrants issued in our initial public offering. This discussion assumes that stockholders and warrant holders are "U.S. holders" (as defined below), and hold their GMAC common stock and warrants as capital assets, within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"). This discussion does not address all aspects of United States federal taxation that may be relevant to a particular stockholder or warrant holder in light of the holder's individual investment or tax circumstances. In addition, this discussion does not address (a) United States gift or estate tax laws, (b) state, local or non-U.S. tax consequences, (c) the special tax rules that may apply to certain stockholders, including without limitation, banks, insurance companies, financial institutions, brokerdealers, taxpayers who have elected mark-to-market accounting, taxpayers that are subject to the alternative minimum tax, tax-exempt entities, regulated investment companies, real estate investment trusts, taxpayers whose functional currency is not the U.S. dollar, or United States expatriates or former long-term residents of the United States, (d) the special tax rules that may apply to a stockholder that acquires, holds, or disposes of GMAC securities as part of a straddle, hedge, constructive sale, or conversion transaction or other integrated investment, or (e) the special tax rules that may apply with respect to a stockholder that has acquired GMAC securities as compensation or in exchange for the provisions of services. Additionally, the discussion does not consider the tax treatment of partnerships (or other entities treated as partnerships for U.S. federal income tax purposes) or other pass-through entities or persons who hold GMAC units, common stock or warrants through such entities.

        This discussion is based on current provisions of the Code, final, temporary and proposed United States Treasury Regulations, judicial opinions, and published positions of the Internal Revenue Service ("IRS"), all as in effect on the date hereof and all of which are subject to differing interpretations or change, possibly with retroactive effect. GMAC has not sought, and will not seek, any ruling from the

IRS or any opinion of counsel with respect to the tax consequences discussed herein, and there can be no assurance that the IRS will not take a position contrary to the tax consequences discussed below or that any position taken by the IRS would not be sustained.

        As used in this discussion, the term "U.S. holder" means a person that is a beneficial owner of GMAC securities and that is, for United States federal income tax purposes, (i) an individual citizen or resident of the United States, (ii) a corporation (or other entity treated as a corporation for United States federal income tax purposes) created or organized in the United States or under the laws of the United States, any state thereof, or the District of Columbia, (iii) an estate the income of which is subject to United States federal income taxation regardless of its source, or (iv) a trust if (A) a court within the United States is able to exercise primary supervision over the administration of the trust and one or more U.S. persons have the authority to control all substantial decisions of the trust, or (B) it has in effect a valid election to be treated as a U.S. person.

        The tax treatment of a partnership and each partner thereof will generally depend upon the status and activities of the partnership and such partner. A stockholder or warrant holder that is treated as a partnership for U.S. federal income tax purposes should consult its own tax advisor regarding the U.S. federal income tax considerations applicable to it and its partners of the purchase, ownership and disposition of our units, common stock and warrants.

        STOCKHOLDERS AND WARRANT HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS AS TO THE SPECIFIC TAX CONSEQUENCES TO THEM IN CONNECTION WITH OUR DISSOLUTION AND PLAN OF LIQUIDATION, INCLUDING TAX REPORTING REQUIREMENTS, THE APPLICABILITY AND EFFECT OF FOREIGN, FEDERAL, STATE, LOCAL AND OTHER APPLICABLE TAX LAWS AND THE EFFECT OF ANY PROPOSED CHANGES IN THE TAX LAWS. NON U.S. HOLDERS ARE URGED TO CONSULT THEIR OWN TAX ADVISORS REGARDING THEIR PARTICULAR TAX CONSEQUENCES.

Consequences to the Company

        The Company may recognize gain or loss on the sale or other taxable disposition of any of its assets pursuant to its liquidation to the extent of the difference between the amount realized on such sale (or the fair market value of the asset) and its tax basis in such asset.

Consequences to Stockholders

  Gain or Loss on Liquidation

        Amounts received by stockholders pursuant to the liquidation will be treated as full payment in exchange for their shares of our common stock. As a result of our liquidation, a stockholder generally will recognize gain or loss equal to the difference between (i) the value of cash or other property distributed to such stockholder (including distributions to any liquidating trust), less any known liabilities assumed by the stockholder or to which the distributed property is subject, and (ii) such stockholder's tax basis in the shares of our common stock.

        A stockholder's gain or loss will be computed on a "per share" basis, so that gain or loss is calculated separately for blocks of stock acquired at different dates or for different prices. Each liquidation distribution will be allocated proportionately to each share of stock owned by a stockholder, and will be applied first to recover a stockholder's tax basis with respect to such share of stock. Gain will be recognized in connection with a liquidation distribution allocated to a share of stock only to the extent that the aggregate value of all liquidation distributions received by a stockholder with respect to that share exceeds such stockholder's tax basis for that share. Any loss generally will be recognized only when a stockholder receives our final distribution to stockholders, and then only if the aggregate value of the liquidation distributions with respect to a share of stock is less than the stockholder's tax basis for that share. Any payments by a stockholder in satisfaction of any Company contingent liability not covered by our contingency reserve generally would produce a loss in the year paid. Generally, gain or loss recognized by a stockholder in connection with our liquidation will be capital gain or loss, and will be long-term capital gain or loss if the share has been held for more than one year, and short-term capital gain or loss if the share has not been held for more than one year. Long-term capital gain of non-corporate taxpayers may be subject to more favorable tax rates than ordinary income or short-term capital gain. The deductibility of capital losses is subject to various limitations.

  Liquidating Trusts

        Although we anticipate that such a transfer is unlikely, if we transfer assets to a liquidating trust for the benefit of the stockholders, we intend to structure any such liquidating trust as a grantor trust of the stockholders, so that stockholders will be treated for U.S. federal income tax purposes as first having constructively received their pro rata share of the property transferred to the trust and then having contributed such property to the trust. In the event that one or more liquidating trusts are formed, the stockholders generally will receive notice of the transfer(s). The amount of the deemed distribution to the stockholders generally will be reduced by the amount of any known liabilities assumed by the liquidating trust or to which the transferred property is subject. A liquidating trust qualifying as a grantor trust is itself not subject to U.S. federal income tax. Our former stockholders, as owners of the liquidating trust, would be required to take into account for U.S. federal income tax purposes their respective allocable portions of any future income, gain or loss recognized by such liquidating trust, whether or not they have received any actual distributions from the liquidating trust with which to pay any tax on such tax items. Stockholders would receive annual statements from the liquidating trust reporting their respective allocable shares of the various tax items of the trust.

  Back-Up Withholding

        The gross amount of any distribution paid pursuant to the liquidation to a stockholder that fails to provide the appropriate certification in accordance with applicable United States Treasury Regulations generally will be reduced by backup withholding at the applicable rate (currently 28%). Back-up withholding generally will not apply to payments made to some exempt recipients such as corporations or financial institutions or to a stockholder who furnishes a correct taxpayer identification number or provides a certificate of foreign status and provides certain other required information.

        Backup withholding is not an additional tax. Amounts that are withheld under the backup withholding rules may be refunded or credited against the stockholder's United States federal income tax liability, if any, provided that certain required information is furnished to the IRS in a timely manner. Stockholders should consult their own tax advisors regarding application of backup withholding in their particular circumstance and the availability of and procedure for obtaining an exemption from backup withholding under current United States Treasury Regulations.

Consequences to Warrant Holders

        Since no distributions will be made to warrant holders pursuant to the Plan of Liquidation, a holder of our warrants should recognize a capital loss equal to such warrant holder's tax basis in the warrant in the tax year in which such warrant becomes worthless (or expires). Because the Company failed to consummate a business combination, the Company warrants did not become exercisable and will expire worthless.

 THE ADJOURNMENT PROPOSAL

        The adjournment proposal allows the Company's Board of Directors or its Chairman, in their discretion, to adjourn or postpone the special meeting for further solicitation of proxies, if there are not sufficient votes at the originally scheduled time of the special meeting to approve the dissolution and Plan of Liquidation proposal.

         Consequences if the Adjournment Proposal is Not Approved.    If an adjournment proposal is presented at the meeting and is not approved by the stockholders, the Company's Board of Directors may not be able to adjourn the special meeting to a later date in the event, based on the tabulated votes, there are not sufficient votes at the time of the special meeting to approve the dissolution and Plan of Liquidation. In such event, the Company will not be able to dissolve and liquidate.

         Required Vote.    Approval of the adjournment proposal will require the affirmative vote of holders of a majority of the Company's common stock present or represented by proxy at the special meeting and entitled to vote on the proposal.

        THE COMPANY'S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT OUR STOCKHOLDERS VOTE "FOR" THE APPROVAL OF THE ADJOURNMENT PROPOSAL.

 INFORMATION ABOUT THE COMPANY

         General.    The Company was incorporated in Delaware on July 10, 2006 as a blank check company formed for the purpose of acquiring, or acquiring control of, one or more assets or operating businesses in the telecommunications and media industries through a merger, capital stock exchange, asset or stock acquisition or other similar business transaction. A registration statement for the Company's initial public offering was declared effective on October 18, 2006. On October 24, 2006, the Company sold 11,250,000 units in the initial public offering, with each unit consisting of one share of common stock, $0.0001 par value per share, and one redeemable common stock purchase warrant. Each of the Company's units consists of one share of Company's common stock, $0.0001 par value per share, and one warrant. Each warrant sold in the initial public offering entitled the holder to purchase from the Company one share of common stock at an exercise price of $6.00 subject to the terms of the warrant agreement. The units began public trading on October 19, 2006, and the Company's warrants and common stock have traded separately since November 27, 2006. The Company received net proceeds of $87,150,000 from the initial public offering and the sale of warrants to David C. McCourt in a private placement. Of those net proceeds, approximately $85,050,000 (plus an additional $3,600,000 attributable to a deferred underwriters' discount) has been placed in a Trust Account. To date, the Company's efforts have been limited to organizational activities, completion of the Company's initial public offering and the evaluation of possible business combinations. On April 24, 2008, the Company entered into an agreement and plan of merger with PBI and certain equity holders of PBI, pursuant to which PBI was to be merged with a wholly owned subsidiary of the Company, with PBI surviving such merger as a wholly owned subsidiary of the Company. The agreement and plan of merger was amended on September 3, 2008.

        The Company filed its proxy statement/prospectus regarding the proposed merger with the SEC on October 2, 2008. On October 28, 2008, the Company and PBI mutually agreed to terminate the merger agreement and release each other from all liabilities and obligations arising out of or connected to the merger agreement and the transactions contemplated by the merger agreement. On October 21, 2008, the Company held a special meeting of stockholders to vote on the proposed merger. At the special meeting, the proposal to merge with PBI was not approved by the Company's stockholders. As a result, the Company is seeking approval from its stockholders to dissolve and liquidate as provided in its amended and restated certificate of incorporation.

         Offering Proceeds Held in Trust.    The Company received net proceeds of $87,150,000 from the Company's initial public offering consummated on October 24, 2006, and the sale of warrants to David C. McCourt in a private placement. Of those net proceeds, approximately $85,050,000 (plus an additional $3,600,000 attributable to a deferred underwriters' discount) were placed in the Trust Account. The initial public offering proceeds held in the Trust Account were to be used in connection with a business combination or to be returned to the Company's public stockholders if an initial business combination was not completed within eighteen months from the consummation of the initial public offering, or within twenty four months if a letter of intent, agreement in principle or definitive agreement relating to a business combination was executed by the Company within such eighteen-month period, all as set forth in the Company's amended and restated certificate of incorporation.

        Because the Company did not complete a business combination within the required time frame set forth in the Company's amended and restated articles of incorporation, the Company is presenting the dissolution and Plan of Liquidation proposal at the special meeting as more fully set forth in this proxy statement. If such proposal is approved, the Company will be dissolved and, in accordance with the Plan of Liquidation, will distribute to all of its public stockholders, in proportion to their respective equity interests, an aggregate sum equal to the amount in the Trust Account, inclusive of any interest, net of any income or other tax obligations relating to the income from the assets in the Trust Account. The Company's initial stockholders, including all of its directors and officers, have waived their rights to participate in any liquidation distribution with respect to shares of common stock owned by them immediately prior to the initial public offering. There will be no distribution from the Trust Account with respect to the Company's warrants.

        As of October 31, 2008, the Company had approximately $93,826,000 held in the Trust Account. If a liquidation were to have occurred on such date, the Company estimates that the entire amount of approximately $93,826,000, or approximately $8.34 per share, held in the Trust Account would have been distributed to the public stockholders. However, we cannot assure you that the amount actually available for distribution will not be reduced, whether as a result of the claims of additional creditors, the failure of Mr. McCourt to satisfy any required indemnification obligations, or otherwise.

         Facilities.    The Company does not own any real estate or other physical properties. The Company's headquarters are located at 179 Stony Brook Road, Hopewell, New Jersey 08525. Under an office administration agreement between Granahan McCourt Capital, LLC, a private investment firm of which Mr. McCourt is the President and CEO, and the Company, Granahan McCourt Capital, LLC furnishes the Company with office facilities, equipment and clerical services at the facilities in exchange for a payment of $10,000 per month. The Company believes, based on its management's experience, that the Company's office facilities are suitable and adequate for the Company's business as it is presently conducted.

         Employees.    The Company currently has five officers, one of whom is also a member of its board of directors. These individuals are not obligated to devote any specific number of hours to Company matters and intend to devote only as much time as they deem necessary to the Company's affairs. The Company has no employees.

         Periodic Reporting and Audited Financial Statements.    The Company has registered its securities under the Securities Exchange Act of 1934, as amended, and has reporting obligations, including the requirement to file annual and quarterly reports with the SEC. The Company has filed an annual report on Form 10-K with the SEC covering the fiscal year ended December 31, 2007 and interim reports on Form 10-Q for the fiscal quarters ending March 31 and June 30, 2008.

         Legal Proceedings.    There are no pending legal proceedings to which the Company is a party.

 BENEFICIAL OWNERSHIP OF SECURITIES

        As of October 31, 2008, the Company's initial stockholders, including all of its directors and officers, beneficially owned and were entitled to vote 2,812,500 shares, or 20%, of the Company's common stock. The following table sets forth information with respect to the beneficial ownership of the Company's common stock, as of October 31, 2008, by its officers, directors and each person known to the Company to be the beneficial owner of more than 5% of any class of its voting securities:

	Beneficial ownership of outstanding common stock(2)
Name and Address of Beneficial Owner(1)	Number of Shares	Percent of Class
David C. McCourt(3)(4)	1,874,400	13.3%
Patrick Tangney	562,500	4.0%
Gopi Sundaram	180,000	1.3%
Ellyn M. Ito	36,000	*
Barry S. Sternlicht(3)(5)	32,400	*
George J. Tenet(3)(6)	32,400	*
Paul N. D'Addario(3)(7)	32,400	*
Roger L. Werner, Jr.(3)(8)	32,400	*
Citigroup Global Markets Inc.(9)	2,250,000	18.1%
HBK Investments LP(10)	1,379,400	9.8%
Fir Tree, Inc.(11)(12)	1,378,400	9.8%
Bulldog Investors(13)	1,293,568	9.2%
QVT Financial LP(14)(15)	1,278,450	9.1%
All directors and executive officers as a group (8 individuals)	2,782,500	19.8%

*
Less than 1%.

(1)
Unless otherwise noted in the footnotes below, the business address of each of the individuals and entities is 179 Stony Brook Road, Hopewell, New Jersey 08525.

(2)
Amount and applicable percentage of ownership is based on 14,062,500 shares of the Company's common stock outstanding on October 31, 2008.

(3)
Each of the noted individuals is a director of the Company.

(4)
Mr. McCourt is the Company's Chairman of the Board, President and Chief Executive Officer.

(5)
Business address is 591 W. Putnam Ave., Greenwich, CT 06830.

(6)
Business address is 711 Fifth Avenue, New York, NY 10022.

(7)
Business address is 11726 San Vicente Boulevard, Suite 4560, Los Angeles, CA 90049.

(8)
Business address is 10 Barnstable Lane, Greenwich, CT 06830.

(9)
Business Address is 388 Greenwich Street, New York, NY 10013.

(10)
Business address is 300 Crescent Court, Suite 700, Dallas, TX 75201.

(11)
Business address is 505 Fifth Avenue, New York, New York 10017.

(12)
Fir Tree, Inc. is the investment manager for each of Sapling, LLC and Fir Tree Recovery Master Fund, L.P. and has been granted investment discretion over portfolio investments held by each of them. Sapling, LLC and Fir Tree Recovery Master Fund, L.P. are the beneficial owners of 1,174,102 shares of the Company's common stock and 204,298 shares of the Company's common stock, respectively. Fir Tree, Inc. may be deemed to beneficially own the shares of the Company's common stock held by Sapling, LLC and Fir Tree Recovery Master Fund, L.P. as a result of being the investment manager of Sapling, LLC and Fir Tree Recovery Master Fund, L.P. Sapling, LLC and Fir Tree Recovery Master Fund, L.P. are the beneficial owners of 8.3% and 1.5%, respectively, of the outstanding shares of the Company's common stock. Collectively, Sapling, LLC and Fir Tree Recovery Master Fund, L.P. beneficially own 1,378,400 shares of common stock of the Company, which represent 9.8% of the shares of the Company's common stock outstanding. Sapling, LLC may direct the vote and disposition of 1,174,102 shares of the Company's common stock. Fir Tree Recovery Master Fund, L.P. may direct the vote and disposition of 204,298 shares of the Company's common stock. Fir Tree, Inc. has been granted investment discretion over the shares of the Company's common stock held by Sapling, LLC and Fir Tree Recovery Master Fund, L.P. The foregoing information was derived from a Schedule 13G filed with the SEC on February 14, 2008.

(13)
Business address is Park 80 West, Plaza Two, Saddle Brook, NJ 07663.

(14)
Business address is 1177 Avenue of Americans, 9th Floor, New York, NY 10036.

(15)
The QVT Financial LP ("QVT Financial") is the investment manager for QVT Fund LP (the "Fund"), which beneficially owns 1,144,189 shares of the Company's common stock, and for Quintessence Fund L.P. ("Quintessence"), which beneficially owns 125,085 shares of the Company's common stock. QVT Financial is also the investment manager for a separate discretionary account managed for Deutsche Bank AG (the "Separate Account"), which holds 9,176 shares of Common Stock. QVT Financial has the power to direct the vote and disposition of the Company's common stock held by the Fund, Quintessence and the Separate Account. Accordingly, QVT Financial may be deemed to be the beneficial owner of an aggregate amount of 1,278,450 shares of the Company's common stock, consisting of the shares owned by the Fund and Quintessence and the shares held in the Separate Account. QVT Financial GP LLC, as General Partner of QVT Financial, may be deemed to beneficially own the same number of shares of common stock reported by QVT Financial. QVT Associates GP LLC, as General Partner of the Fund and Quintessence, may be deemed to beneficially own the aggregate number of shares of common stock owned by the Fund and Quintessence, and accordingly, QVT Associates GP LLC may be deemed to be the beneficial owner of an aggregate amount of 1,269,274 shares of the Company's common stock. The foregoing information was derived from a Schedule 13G filed with the SEC on January 30, 2008.

        Beneficial ownership has been determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934. Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all shares of the Company's common stock beneficially owned by them.

        None of our initial stockholders, including all of our directors and officers, will receive any portion of the liquidation proceeds with respect to common stock owned by them prior to our initial public offering.

STOCKHOLDER PROPOSALS

        Whether or not the dissolution is approved, the Company does not expect to have an annual meeting of stockholders after the special meeting. Therefore, we are not providing instructions as to how stockholders can make proposals for future meetings.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS

        Pursuant to the rules of the SEC, the Company and services that it employs to deliver communications to its stockholders are permitted to deliver to two or more stockholders sharing the same address a single copy of the proxy statement. Upon written or oral request, the Company will deliver a separate copy of the proxy statement to any stockholder at a shared address who wishes to receive separate copies of such documents in the future. Stockholders receiving multiple copies of such documents may likewise request that the Company deliver single copies of such documents in the future. Stockholders may notify the Company of their requests by calling or writing us at P.O. Box AQ, Princeton, New Jersey 08525, (609) 333-1200, Attn: Ellyn M. Ito, Chief Administrative Officer.

WHERE YOU CAN FIND MORE INFORMATION

        The Company files reports, proxy statements and other information with the SEC as required by the Securities Exchange Act of 1934, as amended.

        You may read and copy reports, proxy statements and other information filed by the Company with the SEC at its public reference room located at 100 F Street, N.E., Washington, D.C. 20549-1004.

        You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. You may also obtain copies of the materials described above at prescribed rates by writing to the SEC, Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549-1004.

        The Company files its reports, proxy statements and other information electronically with the SEC. You may access information on the Company at the SEC web site containing reports, proxy and information statements and other information regarding issuers that file electronically with the SEC at http://www.sec.gov.

        Information and statements contained in this proxy statement or any annex are qualified in all respects by reference to the copy of the relevant contract or other annex filed as an exhibit to or incorporated by reference into this document.

        This proxy statement incorporates important business and financial information about the Company that is not included in or delivered with the document. This information is available without charge to security holders upon written or oral request. If you would like such information or additional copies of this proxy statement, or if you have questions about the Plan of Liquidation, you should contact:

David C. McCourt
President, Chief Executive Officer and Chairman
179 Stony Brook Road
Hopewell, New Jersey 08525
(609) 333-1200

 ANNEX A

PLAN OF LIQUIDATION
OF
GRANAHAN MCCOURT ACQUISITION CORPORATION
(A DISSOLVED DELAWARE CORPORATION)

        This Plan of Liquidation of Granahan McCourt Acquisition Corporation (the "Company") is dated this [            ] day of [                        ], 2008.

        WHEREAS, the dissolution of the Company was duly authorized by its Board of Directors (the "Board") and stockholders, and the Company was dissolved on [                        ], 2008 by the filing of a Certificate of Dissolution with the Office of the Secretary of State of the State of Delaware;

        WHEREAS, the Company elects to adopt a plan of distribution pursuant to Section 281(b) of the Delaware General Corporation Law (the "DGCL");

        WHEREAS, the Company has paid or otherwise satisfied or made provision for all claims and obligations of the Company known to the Company, including conditional, contingent, or unmatured contractual claims known to the Company, other than the following:

          1.     Fees and expenses in connection with legal, accounting and other professional services rendered prior to the date hereof and liabilities and obligations for federal and state taxes, all as shown on the Company's unaudited interim financial statements at and for the period ending September 30, 2008, and liabilities and obligations incurred or to be incurred after such date, including for federal and state taxes and fees and expenses in connection with legal, accounting and other professional services to be rendered in connection with the dissolution and Plan of Liquidation of the Company and the winding-up of its business and affairs; and

          2.     The Company's obligations to holders (the "Public Stockholders") of its common stock issued and sold in its initial public offering (the "IPO") to distribute the proceeds of the trust account in which the net proceeds of the IPO (including the deferred portion of the underwriters' fee) were deposited (the "Trust Account"), less the estimated amount of any income or other tax obligations relating to the income from the assets in the Trust Account, in connection with the dissolution and Plan of Liquidation of the Company as provided in the Company's amended and restated certificate of incorporation and its IPO prospectus;

        WHEREAS, there are no pending actions, suits or proceedings to which the Company is a party;

        WHEREAS, there are no facts known to the Company indicating that claims that have not been made known to the Company or that have not arisen are likely to become known to the Company or to arise within ten years after the date of dissolution; and

        WHEREAS, David C. McCourt has reaffirmed, and by his adoption of this Plan of Liquidation does hereby reaffirm his obligation to be personally liable for and indemnify the Company against any and all loss, liability, claims, damage and expense whatsoever to which the Company may become subject as a result of (i) any claim by any vendor or service provider who is owed money by the Company for services rendered or products sold to the Company, or (ii) any claim by any acquisition target, but in each case only to the extent (a) such vendor, service provider, or acquisition target, has not executed a waiver of rights or claims to the Trust Account, and (b) necessary to ensure that any such loss, liability, damage or expense does not reduce the amount of funds in the Trust Account (or, in the event that such claim arises after the distribution of the Trust Account, to the extent necessary to ensure that the Company's former stockholders other than Mr. McCourt are not liable for any amount of such loss, liability, claim, damage or expense). Mr. McCourt's indemnification obligation does not apply to claims under the Company's indemnification of the underwriters of its initial public offering against certain liabilities, including liabilities under the Securities Act of 1933. In the event the Company's assets held outside the Trust Account are insufficient to pay the costs and expenses of dissolution and liquidation of the Company, Mr. McCourt will cover any additional costs and expenses of dissolution and liquidation, except for any special, indirect or consequential costs or expenses, such as litigation pertaining to the Company's dissolution and liquidation;

        NOW THEREFORE, the Company hereby adopts the following Plan of Liquidation, which shall constitute a plan of distribution in accordance with Section 281(b) of the DGCL:

          1.     PAYMENT OF LIABILITIES AND OBLIGATIONS.    The Company shall, as soon as practicable following the adoption of this Plan of Liquidation by the Board after the filing of a Certificate of Dissolution of the Company in accordance with Delaware law, (a) pay or provide for the payment in full or in such other amount as shall be agreed upon by the Company and the relevant creditor the liabilities, obligations, fees and expenses described in paragraph 1 of the third recital above and (b) pay in full the obligations described in paragraph 2 of such third recital.

          2.     CONTINGENCY RESERVE.    The Company shall retain the indemnification obligations to the Company referred to in the sixth recital above as provision for and as a reserve against any and all claims against, and obligations of, the Company.

          3.     AUTHORITY OF OFFICERS AND DIRECTORS.    The Board and the officers of the Company shall continue in their positions for the purpose of winding up the affairs of the Company as contemplated by Delaware law. The Board may appoint officers, hire employees and retain independent contractors in connection with the winding up process, and is authorized to pay such persons compensation for their services, provided that no current officer or director of the Company shall receive any compensation for his services as aforesaid, and that any such compensation to such other persons shall be fair and reasonable and consistent with disclosures made to the Company's stockholders in connection with the adoption of this Plan of Liquidation. Adoption of this Plan of Liquidation by holders of a majority of the voting power represented collectively by the outstanding shares of the Company's common stock shall constitute the approval of the Company's stockholders of the Board's authorization of the payment of any such compensation.

          The adoption of this Plan of Liquidation by the holders of the Company's common stock shall constitute full and complete authority for the Board and the officers of the Company, without further stockholder action, to do and perform any and all acts and to make, execute and deliver any and all agreements, conveyances, assignments, transfers, certificates and other documents of any kind and character that the Board or such officers deem necessary, appropriate or advisable: (a) to dissolve the Company in accordance with the laws of the State of Delaware and cause its withdrawal from all jurisdictions in which it is authorized to do business; (b) to sell, dispose, convey, transfer and deliver the assets of the Company; (c) to satisfy or provide for the satisfaction of the Company's obligations in accordance with Section 281(b) of the DGCL; and (d) to distribute all of the remaining assets of the Company to the holders of the Company's common stock in complete cancellation or redemption of its stock.

          4.     CONVERSION OF ASSETS INTO CASH OR OTHER DISTRIBUTABLE FORM.    Subject to approval by the Board, the officers, employees and agents of the Company shall, as promptly as feasible, proceed to collect all sums due or owing to the Company, to sell and convert into cash any and all corporate assets and, out of the assets of the Company, to pay, satisfy and discharge or make adequate provision for the payment, satisfaction and discharge of all debts and liabilities of the Company pursuant to Sections 1 and 2 above, including all expenses of the sale of assets and of the dissolution and Plan of Liquidation provided for by this Plan of Liquidation.

          5.     RECOVERY OF ASSETS.    In the event that the Company (or any trustee or receiver for the Company appointed pursuant to Section 279 of the DGCL) shall recover any assets or funds belonging to the Company, such funds shall first be used to satisfy any claims against or obligations of the Company, and to the extent any assets or funds remain thereafter, shall be distributed to the stockholders of the Company in accordance with and subject to the terms of the Company's amended and restated certificate of incorporation and the DGCL, and further subject to such terms and conditions as the Board of Directors of the Company (or any trustee or receiver for the Company) may deem appropriate; provided, however, that nothing herein shall be deemed to preclude the Company (or any trustee or receiver for the Company) from petitioning any court of competent jurisdiction for instructions as to the proper distribution and allocation of any such assets or funds that may be recovered by or on behalf of the Company.

          6.     PROFESSIONAL FEES AND EXPENSES.    It is specifically contemplated that the Board may authorize the payment of a retainer fee to a law firm or law firms selected by the Board for legal fees and expenses of the Company, including, among other things, to cover any costs payable pursuant to the indemnification of the Company's officers or members of the Board provided by the Company pursuant to its amended and restated certificate of incorporation and amended and restated bylaws or the DGCL or otherwise, and may authorize the payment of fees to an accounting firm or firms selected by the Board for services rendered to the Company.

          In addition, in connection with and for the purpose of implementing and assuring completion of this Plan of Liquidation, the Company may, in the sole and absolute discretion of the Board, pay any brokerage, agency and other fees and expenses of persons rendering services to the Company in connection with the collection, sale, exchange or other disposition of the Company's property and assets and the implementation of this Plan of Liquidation.

          7.     INDEMNIFICATION.    The Company shall continue to indemnify its officers, directors, employees and agents in accordance with its amended and restated certificate of incorporation and amended and restated bylaws and any contractual arrangements, for actions taken in connection with this Plan of Liquidation and the winding up of the affairs of the Company. The Board, in its sole and absolute discretion, is authorized to obtain and maintain insurance as may be necessary, appropriate or advisable to cover the Company's obligations hereunder, including without limitation directors' and officers' liability coverage.

          8.     LIQUIDATING TRUST.    The Board may, but is not required to, establish and distribute assets of the Company to a liquidating trust, which may be established by agreement in form and substance determined by the Board with one or more trustees selected by the Board. In the alternative, the Board may petition a Court of competent jurisdiction for the appointment of one more trustees to conduct the liquidation of the Company, subject to the supervision of the Court. Whether appointed by an agreement or by the Court, the trustees shall in general be authorized to take charge of the Company's property, and to collect the debts and property due and belonging to the Company, with power to prosecute and defend, in the name of the Company or otherwise, all such suits as may be necessary or proper for the foregoing purposes, and to appoint agents under them and to do all other acts which might be done by the Company that may be necessary, appropriate or advisable for the final settlement of the unfinished business of the Company.

          9.     LIQUIDATING DISTRIBUTIONS.    Liquidating distributions shall be made from time to time after the adoption of this Plan of Liquidation in accordance with the Company's amended and restated certificate of incorporation to the holders of record, at the close of business on the date of the filing of a Certificate of Dissolution of the Company, of outstanding shares of common stock of the Company, pro rata in accordance with the respective number of shares then held of record; provided that, in the opinion of the Board, adequate provision has been made for the payment, satisfaction and discharge of all known, unascertained or contingent debts, obligations and liabilities of the Company (including costs and expenses incurred and anticipated to be incurred in connection with the complete liquidation of the Company). All determinations as to the time for and the amount of liquidating distributions shall be made in the exercise of the absolute discretion of the Board and in accordance with Section 281 of the DGCL. As provided in Section 12 below, distributions made pursuant to this Plan of Liquidation shall be treated as made in complete liquidation of the Company within the meaning of the Internal Revenue Code of 1986, as amended (the "Code"), and the regulations promulgated thereunder.

          10.   AMENDMENT OR MODIFICATION OF PLAN OF LIQUIDATION.    If for any reason the Board determines that such action would be in the best interests of the Company, it may amend or modify this Plan of Liquidation and all action contemplated hereunder, notwithstanding stockholder approval of this Plan of Liquidation, to the extent permitted by the DGCL; provided, however, that the Company will not amend or modify this Plan of Liquidation under circumstances that would require additional stockholder approval under the DGCL and/or the federal securities laws without complying with such laws.

          11.   CANCELLATION OF STOCK AND STOCK CERTIFICATES.    Following the dissolution of the Company, the Company shall no longer permit or effect transfers of any of its stock, except by will, intestate succession or operation of law.

          12.   LIQUIDATION UNDER CODE SECTIONS 331 AND 336.    It is intended that this Plan of Liquidation shall be a plan of complete liquidation of the Company in accordance with the terms of Sections 331 and 336 of the Code. This Plan of Liquidation shall be deemed to authorize the taking of such action as, in the opinion of counsel for the Company, may be necessary to conform with the provisions of said Sections 331 and 336 and the regulations promulgated thereunder.

          13.   FILING OF TAX FORMS.    The appropriate officers of the Company are authorized and directed, within 30 days after the effective date of this Plan of Liquidation, to execute and file a United States Treasury Form 966 pursuant to Section 6043 of the Code and such additional forms and reports with the Internal Revenue Service as may be necessary or appropriate in connection with this Plan of Liquidation and the carrying out thereof.

V FOLD AND DETACH HERE AND READ THE REVERSE SIDE V

PROXY

GRANAHAN MCCOURT ACQUISITION CORPORATION
P.O. BOX AQ
PRINCETON, NJ 08525

SPECIAL MEETING OF STOCKHOLDERS
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
OF GRANAHAN MCCOURT ACQUISITION CORPORATION

The undersigned stockholder of Granahan McCourt Acquisition Corporation (the “Company”) acknowledges receipt of the Notice of Special Meeting of Stockholders of the Company and hereby appoints David C. McCourt, Patrick Tangney and Ellyn M. Ito, and each of them with full power to act without the other, as proxies, each with the power to appoint a substitute, and thereby authorizes either of them to represent and to vote, as designated on the reverse side, all shares of common stock of the Company held of record by the undersigned on October 31, 2008 at the Special Meeting of Stockholders to be held on November 17, 2008, and any postponement or adjournment thereof.

THIS PROXY REVOKES ALL PRIOR PROXIES GIVEN BY THE UNDERSIGNED.

THIS PROXY WILL BE VOTED AS DIRECTED.  IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL.  THE COMPANY’S BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS SHOWN ON THE REVERSE SIDE.

(Continued and to be signed on reverse side)

GRANAHAN MCCOURT ACQUISITION CORPORATION

Vote Your Proxy by mail:

Mark, sign, and date your proxy card,
then detach it, and return it in the
postage-paid envelope provided.

PROXY

THIS PROXY WILL BE VOTED AS DIRECTED. IF NO DIRECTIONS ARE GIVEN WITH RESPECT TO A PROPOSAL, THIS PROXY WILL BE VOTED “FOR” THE PROPOSAL. THE COMPANY’S BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” EACH OF THE PROPOSALS.

Please mark your votes like this	☒

	FOR	AGAINST	ABSTAIN

1. TO APPROVE THE DISSOLUTION OF THE COMPANY AND THE RELATED PLAN OF LIQUIDATION IN, OR SUBSTANTIALLY IN, THE FORM SUBMITTED TO STOCKHOLDERS AT OR PRIOR TO THE SPECIAL MEETING.	☐	☐	☐

	FOR	AGAINST	ABSTAIN

2.     TO AUTHORIZE THE COMPANY’S BOARD OF DIRECTORS OR ITS CHAIRMAN, IN THEIR DISCRETION, TO ADJOURN OR POSTPONE THE SPECIAL MEETING IF NECESSARY FOR FURTHER SOLICITATION OF PROXIES IF THERE ARE NOT SUFFICIENT VOTES AT THE ORIGINALLY SCHEDULED TIME OF THE SPECIAL MEETING TO APPROVE THE FOREGOING PROPOSAL.

	☐	☐	☐

COMPANY ID:

PROXY NUMBER:

ACCOUNT NUMBER:

PLEASE MARK, DATE AND RETURN THIS PROXY PROMPTLY

Signature	Signature	Date

Sign exactly as name appears on this proxy card.  If shares are held jointly, each holder should sign.  Executors, administrators, trustees, guardians, attorneys and agents should give their full titles.  If stockholder is a corporation, sign in full name by an authorized officer.

QuickLinks

GRANAHAN MCCOURT ACQUISITION CORPORATION 179 Stony Brook Road Hopewell, New Jersey 08525
GRANAHAN MCCOURT ACQUISITION CORPORATION 179 Stony Brook Road Hopewell, New Jersey 08525 NOTICE OF SPECIAL MEETING OF STOCKHOLDERS TO BE HELD NOVEMBER 17, 2008
GRANAHAN MCCOURT ACQUISITION CORPORATION PROXY STATEMENT FOR SPECIAL MEETING OF STOCKHOLDERS
TABLE OF CONTENTS
SUMMARY OF THE PLAN OF LIQUIDATION
CAUTION REGARDING FORWARD-LOOKING STATEMENTS
QUESTIONS AND ANSWERS ABOUT THE SPECIAL MEETING AND THE PLAN
THE SPECIAL MEETING
RISK FACTORS
THE DISSOLUTION AND PLAN OF LIQUIDATION PROPOSAL
THE ADJOURNMENT PROPOSAL
INFORMATION ABOUT THE COMPANY
BENEFICIAL OWNERSHIP OF SECURITIES
STOCKHOLDER PROPOSALS
DELIVERY OF DOCUMENTS TO STOCKHOLDERS
WHERE YOU CAN FIND MORE INFORMATION
  ANNEX A
PLAN OF LIQUIDATION OF GRANAHAN MCCOURT ACQUISITION CORPORATION (A DISSOLVED DELAWARE CORPORATION)